



2014 Investor Day

April 9/10, 2014

Hecla
MINING COMPANY

Cautionary Statements

Cautionary Statement Regarding Forward Looking Statements, Including 2014 Outlook

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. Such forward-looking statements may include, without limitation: (i) estimates of future production and sales, including as a result of the #4 Shaft Project; (ii) estimates of future costs and cash cost, after by-product credits per ounce of silver/gold, including the expected cost of the #4 Shaft project; (iii) guidance for 2014 for silver and gold production, cash cost, after by-product credits, capital expenditures and pre-development and exploration expenditures (which assumes metal prices of gold at $1,300/oz., silver at $20/oz., zinc at $0.80/lb. and lead at $0.90/lb. and US dollar and Canadian dollar at par); (iv) expectations regarding the development, growth and exploration potential of the Company's projects; (v) the Company's mineral resources and mineral reserves. Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect. Such assumptions, include, but are not limited to: (i) there being no significant change to current geotechnical, metallurgical, hydrological and other physical conditions; (ii) permitting, development, operations and expansion of the Company's projects being consistent with current expectations and mi ne plans; (iii) political/regulatory developments in any jurisdiction in which the Company operates being consistent with its current expectations; (iv) the exchange rate for the Canadian dollar to the U.S. dollar, being approximately consistent with current levels; (v) certain price assumptions for gold, silver, lead and zinc; (vi) prices for key supplies being approximately consistent with current levels; (vii) the accuracy of our current mineral reserve and mineral resource estimates; and (viii) the Company's plans for development and production will proceed as expected and will not require revision as a result of risks or uncertainties, whether known, unknown or unanticipated. Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the "forward-looking statements." Such risks include, but are not limited to gold, silver and other metals price volatility, operating risks, currency fluctuations, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, community relations, conflict resolution and outcome of projects or oppositions, litigation, political, regulatory, labor and environmental risks, and exploration risks and results, including that mineral resources are not mineral reserves, they do not have demonstrated economic viability and there is no certainty that they can be upgraded to mineral reserves through continued exploration. For a more detailed discussion of such risks and other factors, see the Company's 2013 Form 10-K, filed on February 19, 2014 with the Securities and Exchange Commission (SEC), as well as the Company's other SEC filings. The Company does not undertake any obligation to release publicly revisions to any "forward-looking statement," including, without limitation, outlook, to reflect events or circumstances after the date of this presentation, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued "forward-looking statement" constitutes a reaffirmation of that statement. Continued reliance on "forward-loo king statements" is at investors' own risk.

Cautionary Note Regarding Estimates of Measured, Indicated and Inferred Resources

The United States Securities and Exchange Commission (SEC) permits mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can economically and legally extract or produce. We use certain terms in this presentation, such as "resource," "measured resources," "indicated resources," and "inferred resources" that are recognized by Canadian regulations, but that SEC guidelines generally prohibit U.S. registered companies from including in their filings with the SEC, except in certain circumstances. U.S. investors are urged to consider closely the disclosure in our most recent Form 10-K and Form 10-Q. You can review and obtain copies of these filings from the SEC's website at www.sec.gov.

Qualified Person (QP) Pursuant to Canadian National Instrument 43-101

Dean McDonald, PhD. P.Geo., Senior Vice President - Exploration of Hecla Mining Company, who serves as a Qualified Person under National Instrument 43-101("NI 43-101"), supervised the preparation of the scientific and technical information concerning Hecla's mineral projects in this presentation. Information regarding data verification, surveys and investigations, quality assurance program and quality control measures and a summary of analytical or testing procedures for the Greens Creek Mine are contained in a technical report titled "Technical Report for the Greens Creek Mine" effective date March 28, 2013, and for the Lucky Friday Mine are contained in a technical report titled "Technical Report for the Lucky Friday Mine Shoshone County, Idaho, USA" effective date April 2, 2014, and for Casa Berardi are contained in a technical report titled "Technical Report on the mineral resource and mineral reserve estimate for Casa Berardi Mine, Northwestern Quebec, Canada" effective date April 4, 2014 (the "Casa Berardi Technical Report"). Also included in these three technical reports is a description of the key assumptions, parameters and methods used to estimate mineral reserves and resources and a general discussion of the extent to which the estimates may be affected by any known environmental, permitting, legal, title, taxation, socio-political, marketing or other relevant factors. Copies of these technical reports are available under Hecla's and Aurizon's profiles on SEDAR at www.sedar.com. The Casa Berardi Technical Report was reviewed by Dr. McDonald on behalf of Hecla. To the best of Hecla's knowledge, information and belief, there is no new material scientific or technical information that would make the disclosure of the mineral resources and mineral reserves for Casa Berardi in this document inaccurate or misleading.

Cautionary Note Regarding Non-GAAP measures

Cash cost, after by-product credits, per ounce of silver and gold and adjusted EBITDA represent non-U.S. Generally Accepted Accounting Principles (GAAP) measurement. A reconciliation of each of these non-GAAP measures to GAAP measures can be found in the Appendix.

2013: A Transformational Year

What We Did:

- ✓ Increased silver and gold reserves and resources despite using lower prices
- ✓ Acquired the Casa Berardi gold mine
- ✓ Brought the Lucky Friday back into full production
- ✓ Increased silver and gold production
- ✓ Accessed the high yield debt market
- ✓ Record year at Greens Creek for tons and safety

What We Didn't Do:

- ✓ Asset impairments
- ✓ Write-down of reserves
- ✓ Cut our dividend policy

What We Are Positioned For:

- ✓ Reserve growth
- ✓ Production growth
- ✓ EBITDA growth
- ✓ Acquisitions

Strong Reserve Growth 2003[1] - 2013

Silver Ounces (millions)


170
277%
45
2003
2013

Gold Ounces (millions)[2]


2.1
163%
0.8
2003
2013

1. See Proven and Probable reserves data in the Appendix.
2. Acquired Aurizon Mines in 2013

Production Growth (2012 - 2014)

Silver Production


Silver Produced (Moz)
12
10
8
6
4
2
0
6.4
8.9
9.5 -10.0E1
2012
2013
2014E

Gold Production


Gold Produced (Koz)
200
180
160
140
120
100
80
60
40
20
0
55.5
120.02
180.0E1
2012
2013
2014E

1. 2014E is company guidance for 2014
2. Acquired Aurizon Mines June 1, 2013

EBITDA (and Free Cash Flow) Growth

Cash Bridge 2010 - 2013


(US$M)
Most 4 year EBITDA in HL history
Largely Discretionary $597.3M
Used free cash flow to settle litigation & fund some of the costs of acquiring Aurizon
One-time Expenses $234.4M
$1,200
$1,000
$800
$600
$400
$200
$-
$104.7
$818.0
$418.8
$140.4
$38.1
$208.0
$26.4
$56.3
$177.6
$212.2
2010 Beginning Cash
Adjusted EBITDA
Capex
Exploration + Pre-development
Dividends
Basin Settlement
Aurizon Acquisition Costs
Other
Cash from Aurizon
2013 Ending Cash

1. Adjusted EBITDA represents a non-GAAP measurement. A reconciliation can be found in the Appendix.
2. Average prices for the period: Gold - $1,490/oz, Silver $28.91/oz, Lead $0.99/lb, Zinc $0.93/lb

Continuing Growth in Reserves, Production and EBITDA

- Optimizing current assets both short and long term
  - Expected recovery and cost improvements at Casa Berardi starting in 2015
  - Greens Creek-Harvesting past investment and expanding tailings capacity
  - #4 Shaft at Lucky Friday expected to increase ounces/cut costs in 2014 continuing through 2018
- Exploration
  - Resource conversion and expansion expected at all 3 mines
  - Potential to increase silver reserves 25-50 million ounces over 3 years
  - Discovery potential at 3 mines, 7 properties and 4 juniors
- Advancing San Sebastian and San Juan Silver
- Corporate development
  - Larger quality assets with EBITDA
  - Smaller strategic assets that increase discovery potential

The Team: 300+ Years of Experience



Investor Day Presentations

- Scott Hartman: Greens Creek
- Christian Bourcier: Casa Berardi
- Larry Radford: Lucky Friday
- Dean McDonald: Reserve position and exploration potential at mines and other properties
- Mark Board: Rock mechanics at Lucky Friday and Casa Berardi
- John Jordan: Driving down costs at Casa Berardi
- George Sturgis: Solid capital project planning and execution
- Don Poirier: Corporate development update
- Jim Sabala: Financial plan, base metals hedging





Reserves and Resources Company-wide
Dean McDonald

April 2014

Hecla
MINING COMPANY



2013 Reserves and Resource Highlights[1]

Despite using 25% lower silver and 7% lower gold prices:

- Silver reserves are 169.7 million oz – **largest in company history**
- Lucky Friday's current silver reserve of 77.2 million oz is **7x** what it was 10 years ago
- 2013 mining depletion **replaced** at Greens Creek and Casa Berardi
- **Largest gold reserves** (2.1 million oz) in the company's history with the acquisition of Aurizon Mines Ltd. (1.4 million oz)
- **Largest gold resources** in company history:
    - Measured + Indicated – 4.7 million oz
    - Inferred – 1.8 million oz

1. See reserves and resources data in the Appendix



2013 Reserve/Resource Prices[1]

2013 Reserve Silver Price/oz


$19.50
$20.00
$22.00
$22.00
$22.00
$24.00
$24.00
$25.00
$25.00
Fresnillo
Hecla
Goldcorp
Endeavour
Pan American
Fortuna
First Majestic
Silver Standard
Coeur

2013 Reserve Gold Price/oz


$1,250
$1,300
$1,300
$1,300
$1,320
$1,400
$1,400
$1,450
Fresnillo
Hecla
Pan American
Goldcorp
Endeavour
Fortuna
First Majestic
Coeur

2013 Resource Silver Price/oz


$19.50
$20.00
$24.00
$24.00
$24.20
$25.14
$25.00
$29.00
$35.00
Fresnillo
Hecla
Goldcorp
First Majestic
Endeavour
Fortuna
Silver Standard
Coeur
Pan American*

2013 Resource Gold Price/oz


$1,250
$1,300
$1,392
$1,400
$1,400
$1,452
$1,500
$1,600
Fresnillo
Hecla
Fortuna
Pan American*
First Majestic
Endeavour
Goldcorp
Coeur

1. Data from public filings

*Resource prices for Dolores and Alamo Dorado only

Silver Reserve Growth 2012- 2013

2012 - 2013 Changes in Peer Silver Reserves



2012-2013 Silver Reserve Growth %
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
36%
16%
13%
2%
-2%
-15%
-50%
First Majestic
Coeur
Hecla
Pan American
Silver Standard
Fortuna
Endeavour

1. Data from public filings

Hecla Reserve History 2003 - 2013[1]

Reserve Silver Ounces


180
160
140
120
100
80
60
40
20
0
Silver Ounces (millions)
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
Silver Ounces

Reserve Gold Ounces


2.50
2.00
1.50
1.00
0.50
0.00
Gold Ounces (millions)
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
Gold Ounces

1. See historical reserve data in the Appendix

Reserve Growth vs Mined Production 2004 - 2013[1]


Silver Ounces
10-Year Cumulative Reserves and Ounces Mined
200,000,000
150,000,000
100,000,000
50,000,000
0
(50,000,000)
(100,000,000)
(150,000,000)
Lucky Friday reserves
Greens Creek reserves
Lucky Friday production
Greens Creek production
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

1. See Proven and Probable reserves data in the Appendix.

Higher Silver Reserve Grade Among Peers

BMO Silver Coverage, Silver Equiv. Reserves vs. Grade


1,250
1,000
750
500
250
0
Silver Equiv. (Moz)
1,000
800
600
400
200
0
Reserve Grade (g/t)
SLW
FRES
PAAS
BCM
CDE
HL
FR
HOC
SVM
FVI
MSV
EDR
MND
AUN
Silver
Other Metals
Silver eq. (g/t)

Source: Company filings, MEG, BMO Capital Markets (03/31/2014)





Greens Creek
Scott Hartman

April 2014

Hecla
MINING COMPANY

Greens Creek - Large and Low Cost



Key Highlights:

- One of the largest and lowest-cost primary silver mines in the world

2014 Guidance	
Silver Production (oz)	6.5 - 7.0 M
Gold Production (oz)	55,000
Cash cost, after by-product credits, per silver ounce[1]	$6.00/oz

Overview	
Location	Admiralty Island, Alaska
Deposit	Polymetallic, stratiform, massive sulfide
Ownership (Since)	1987
Type	Underground
Primary Metal Produced	Silver
Reserves & Resources (at December 31, 2013)	
2P Reserves	92.5 Moz Ag @ 11.9 oz/t
	713 Koz Au @ 0.09 oz/t
M+I Resources	9.4 Moz Ag @ 12.2 oz/t
Inferred Resources	31.8 Moz Ag @ 13.3 oz/t
Production & Cash Costs (2013)	
Silver Production (oz)	7.4 M
Cash cost, after by-product credits, per silver ounce[1]	$4.42/oz

1. Cash cost, after by-product credits, per silver ounce represents a non-U.S. Generally Accepted Accounting Principles (GAAP) measurement. A reconciliation of which to cost of sales and other direct production costs and depreciation, depletion and amortization (GAAP) can be found in the Appendix.



Greens Creek - A World Class Silver Mine

- Greens Creek is truly world class, 1989 - 2013 over 13 million tons of ore have been mined containing:
  - > 242 million oz silver & > 2 million oz gold
  - > 2.9 billion lbs zinc & >1.1 billion lbs lead
  - High by-product value results in low cash cost and stability to price
  - History of safe operations and environmental responsibility
- 2013: Record tpd milled and best safety performance in last 8 years.
- Long-lived asset that provides significant regional benefits
- Substantial improvements made in 2012 and 2013. Investments targeted at de-risking and stabilizing operations are paying off.
- Tailings expansion proceeding as expected.
- Outlook is for continuing strong performance.
- Considerable exploration upside remains.

Greens Creek - Location and Layout


Auke Bay
Juneau
Douglas Island
Young Bay
"A" Road
Admiralty Island
920 Portal Site
Hawk Inlet
Marine Terminal
(Cannery)
Tailings
Facility
"B" Road

Greens Creek Video

Greens Creek: At a Glance

- High-grade polymetallic ore body
- U.G. mine & concentrator, market products world-wide
- Power plant & electrical grid, dry stacked tailings, water treatment, camp, and port facilities
- Small footprint currently 350 acres (45% of that is road)
- Production target 2200 tons ore/day
- Operating for 23+ years
- A history of replacing reserves: Expect mine life of at least 10 more years
- 400+ employees, the largest private employer in Juneau



Continuous Safety Improvement

- **2013 - best safety performance since 2005** with NFDL (MSHA key stat=non-fatal days lost) injury incidence rate at 38% of the national average for this type of mine.
- Continue implementation / execution of Hecla Safety and Health Management System.
- Hierarchy of controls to assess & mitigate risk: elimination, substitution, isolation, engineering controls, administrative controls, personal protective equipment.
- Maintain sense of vulnerability, audit / assess / improve cycle.
- Build on positive reinforcement programs; as well as, rule enforcement.
- Fitness for duty assessments for post injury return to duty and expand to hiring as a screening tool.
- Continue focus geotechnical risk, housekeeping, and road maintenance.
- Continue to implement underground proximity detection and other technology to reduce risk and increase compliance.

Greens Creek Mine

- The ore zones are irregular in shape, size, and spread out.


East Ore
WW
920 portal
9A
5250
NWW
LSW
SWB
200S
LOM Areas

Greens Creek - Mining Methods

- The mining methods are longhole stoping and drift-and-fill stoping. Backfill is a combination of paste backfill, jammed cemented tailings, and waste.
- The mine is relatively shallow, with all ramp access.


1350
29 Ramp
5250 Ramp
920 Portal
2853 Ramp
48 +4055 Ramp
45+31 Ramp
480 Xcut
4211+1147
2950 Ramp
480 Ramp

Greens Creek - Mill Process Description

	Products	Customers
Run of Mine Ore		
Grinding		
Gravity spirals	Gold (Dore)	North America
Lead flotation	Lead / silver concentrate	Korea, China, Canada
Zinc flotation	Zinc concentrate	Japan, Korea, Canada
Bulk flotation	Bulk concentrate (zinc, lead, silver)	Japan
Tailings		

- 3 – 5 year time frame contracts with long-term customers & limited spot sales
- Slight improvement overall in 2104 smelting terms vs. 2013
- Near-term outlook is neutral to positive for miners

Greens Creek - Mill



Grinding to liberate



Flotation to separate



Dewater products & tails



Gravity recovery of gold
(like a big, continuous gold pan)



Pouring gold

Hawk Inlet Port Facility



Greens Creek - Improvements At The Mine

2012/2013 Improvements	Action	
Fleet rationalized	Added machines, bolters and trucks	✔
Availability Improved	Improved asset management plan / execution Increased skilled labor Shift from reactive to planned maintenance	✔
Utilization Improved	Time studies, added miners where needed, will automate data capture	✔ (partial)
Turnover Reduced	Market, local-hire, UAS training	✔
Ground Conditions Improved	Dedicated 2 bolters to rehab	✔
Zone Mining Implemented	Divided mine into 4 zones, assigned supervision accordingly	✔
Plan-Do-Review-Improve	Monthly reconciliation	✔
Rebuilding Geological Model	Merging ore control model and reserve model	✔ (partial)

✔ Complete ✔ (partial) Partially Complete

Capital: Historic and Projected


$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
Thousands
$13,421
$18,280
$41,657
$62,184
$57,119
$35,747E1
2009
2010
2011
2012
2013
2014

1. 2014E is company guidance for 2014

Greens Creek Capex Breakdown 2014


Equipment, $8,405,525
Surf Infra, $7,128,240
Def Drill, $3,758,141
Development & UG Construction, $11,085,159
Mill, $3,815,408
Other, $39,655
TSF, $1,515,043
Infrastructure, $893,679
Rehab, $5,426,086
Development, $4,765,394
$3.6 mm East Ore Rehab

Tailings Permitting Proceeding as Expected

2013 Record of Decision

- Expansion of the existing facility by 18 acres will be allowed.
- Storage will be increased by 2.1M cubic yards.
- Expansion will support 10 more years of operation.
- This is a short-term decision that:

  "*Allows time to gather and analyze additional information, to thoroughly consider all feasible ways to provide additional tailings disposal capacity, and to clearly and convincingly document such consideration through future NEPA processes.*"

  US Forest Service

Tailings Expansion Timelines

Permitting Milestone	Estimated Completion
Final EIS and Record of Decision	Completed Dec-13
ACOE 404 permit (ACOE has changed lead again)	July-2014
Waste Management Permit Renewal & Reclamation Bond Update	Jun-2014

- Want to start pre-construction work Q4-2014
- Currently optimizing design for schedule & cost
- Have capacity with judicious use & planning till 2018
- Expanded facility ready: probable 2017, outside case 2018
- Expanded facility expected to support production through 2026

2014 Outlook

- Expected production of 6.5 to 7 million ounces of silver at a cash cost, after by-product credits, per silver ounce of $6 and 55,000 ounces of gold
- Continue to improve safety & environmental performance
- Look for additional "social license" opportunities
- Mill Tons: 2200 short tons per day
- Port improvement, start tailings expansion
- Optimize: focus on productivity & energy
- Investigate recovery opportunities
- Excellent exploration potential

Strong History of Financial Performance

Past 24 Years[1]

Revenue: $3.3 billion

Net Income: $1.1 billion

Free Cash Flow: $875 million

Silver Production: 184 Moz

Gold Production: 1.4 Moz

Zinc Production: 1.3 M tons

Lead Production: 0.5 M tons

→

Next 10 Years

Continued Strong Performance Expected

1. Statistics from 1989 – 2013 (100% owned, Hecla owned 29.7% until 2008)





Greens Creek Exploration
Dean McDonald

April 2014

Hecla MINING COMPANY

Greens Creek - Reserve and Production History



Greens Creek - Reserve and Production History 2005 to 2013
Millions
Ag Ounces
140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
Ag grade opt
20.0
17.5
15.0
12.5
10.0
7.5
5.0
2.5
0.0
2005
2006
2007
2008
2009
2010
2011
2012
2013
Year-end
Ag Production Ounces
Ag Reserve Ounces
Ag Reserve Grade
Ag Production Grade

Greens Creek LOM Reserves


Looking East
East Ore
9A
WW
920 portal
5250
NWW
SW Bench
Lower SW
200S
LOM AREAS

200 South Resource Conversion - 2014-15


Legend
Model Resource Class
Measured
Indicated
Inferred
Areas of Potential Resource Conversion to Reserves
Exploration Potential
2014
2015

East Ore Resource Conversion - 2015-2016


Area of Potential Resource Conversion to Reserves
1350 Drift
Exploration Potential

Underground Exploration Opportunities



View looking North
East Ore
Mine Contact Down Dip along D2S Trend
5250 South Trend
Deep 200 South Cross section
A'
A
N
Deep 200 South
1000 Feet
Gallagher Trend
D2S Trend

Key Exploration Trends

- Southern extensions of 5250, Deep 200 South and Gallagher zones
- Southwest dipping mine contact at 200 South, NWW, SW Bench and Deep SW
- Southeast extension of the East Ore Zone
- Northern extensions to Gallagher and East Ore

Large Surface Land Package

- Very large and under-explored 27-square-mile land position
- Over 30 miles of unexplored mine contact (red-trace) with multiple targets
- Numerous precious metal rich surface showings and geochem anomalies
- Surface exploration only resumed in 1999 due to establishment of Land Exchange


Greens Creek Property Map
GC Mine Horizon
Greens Creek Mine
Road
N
East Ridge
Lil' Sore North
West Bruin
East Bruin
Killer Creek
Mine Area
West Gallagher
High Sore

Overview - Greens Creek Surface Exploration


Spacial Relationships Between Greens Creek Ore Lithologies
Proximal
Distal
Distal
Zn/Pb=2
(Ag)
MFB
MFB
MFP
(Cu+Au)
Zn/Pb=4
Zn/Pb=4
(Ag)
(Ag)
argillite
argillite
WBA
WCA
WSI
WCA
WBA
Silicified Footwall
Footwall phyllite
Stockwork feeder zone
Cu+Au
MFP-cpy
Footwall phyllite
Ore Lithologies
Massive fine-grained base metal
Massive fine-grained pyrite
White baritic
White carbonate-rich
White silicious

Overview - Greens Creek Surface Exploration


Surface
Drill holes
Spacial Relationships Between Greens Creek
Ore Lithologies Within The Killer Creek Area
Ore Lithologies
Massive fine-grained base metal
Massive fine-grained pyrite
White baritic
White carbonate-rich
White silicious
Proximal
Distal
Distal
Zn/Pb=2
(Ag)
MFB
MFB
Zn/Pb=4
Zn/Pb=4
(Ag)
(Ag)
MFP
(Cu+Au)
argillite
argillite
WBA
WCA
WSI
WCA
WBA
Silicified Footwall
Footwall phyllite
MFP-cpy
Cu+Au
Stockwork feeder zone
Footwall phyllite

Greens Creek Surface Exploration - Killer Creek


N
1/2 MILE
Killer Creek
A
A'
Vein Stockwork
Projection of Mine Contact
Sea Level
NWW
5250
200 South
Deep
Azimuth 51

Selection of Greens Creek Surface Intersections


A
A'
Drill Hole (Completed)
Geochem
Stockwork Veining
Chloritic Rock
Slatey Argillite
Serpentinite
Sericitic Phyllite
7 Feet 1.08 opt Ag 6.46% Cu 1.05% Zn
8.5 Feet 0.62 opt Ag 6.48% Cu
5.1 Feet 3.34 opt Ag 5.16% Cu
2 Feet 7.5% Zn
12.6 Feet 1.94 opt Ag 4.27% Cu
2.7 Feet 0.06 opt Au 8.76 opt Ag
3.6 Feet 1.48 opt Ag 4.22% Cu
3.6 Feet 2.67 opt Ag 9.97% Cu
6.7 Feet 3.67 opt Ag 8.73% Cu
1 Foot 2.14 opt Ag 2.69% Pb 7.06% Zn
2.8 Foot 1.87 opt Ag 4.12% Cu
4 Feet 4.02% Zn
Feet
0
500
1,000
2,000





Casa Berardi
Christian Bourcier

April 2014

Hecla
MINING COMPANY

Focus on Making A Good Mine Even Better

- Casa Berardi is a good mine with excellent potential
- Mark Board: Improving ground control
- John Jordan: Optimizing Casa Berardi
  - Metallurgy, development, dilution
- Dean McDonald: Excellent exploration potential

A Great New Addition to Hecla's Portfolio



Overview	
Location	La Sarre, Quebec
Deposit	Archean, shear & vein hosted gold deposit
Ownership (Since)	June 2013
Type	Underground
Primary Metal Produced	Gold
Reserves & Resources (at December 31, 2013)	
2P Reserves	1.4 Moz @ 0.15 oz/t
M+I Resources	1.4 Moz @ 0.12 oz/t
Inferred Resources	0.60 Moz @ 0.16 oz/t
Production & Cash Costs (June - December 2013)	
Gold Production (oz)	62,532
Cash cost, after by-product credits, per gold ounce[1]	$951/oz

Key Highlights:

- Acquired June 1, 2013 from Aurizon Mines Ltd.

2014 Guidance	
Gold Production (oz)	125,000
Cash cost, after by-product credits, per gold ounce[1]	$900/oz

1. Cash cost, after by-product credits, per gold ounce represents a non-U.S. Generally Accepted Accounting Principles (GAAP) measurement. A reconciliation of which to cost of sales and other direct production costs and depreciation, depletion and amortization (GAAP) can be found in the Appendix.

Casa Berardi Video

Hecla
MINING COMPANY

Located In A Golden Neighborhood


Hecla
Casa Berardi
1988-today
1.5 Moz Au
R+R 6.9 Moz Au
Eagle-Telbel
1973-1993
1.2 Moz Au
Sleeping Giant
1988-2012
1.1 Moz Au
La Sarre
Beattie
1933-1966
1.4 Moz Au
R+R 4.6 Moz Au
Doyon-Mouska
1980-2012
5.1 Moz Au
R+R 0.5 Moz Au
Lapa
2009-today
0.5 Moz Au
R+R 0.7 Moz Au
Marban-Norlartic-Kierens
1959-1992
0.6 Moz Au
R+R 2.13 Moz Au
Westwood
2013-
R+R 4.2 Moz Au
O'Brien
1925-1982
0.6 Moz Au
Horne
1923-1989
11.1 Moz Au
Hera-Hosco
R+R 3.9 Moz Au
Siscoe
1929-1949
0.9 Moz Au
Camflo
1965-1992
1.8 Moz Au
Sullivan
1934-1968
1.1 Moz Au
Dumont-Ferderber
1934-today
0.7 Moz Au
Rouyn-Noranda
Hecla
Malartic
Val-d'Or
Hecla
Beaufor
1936-today
1.0 Moz Au
Silidor
1990-1997
0.5 Moz Au
Bousquet No. 1
1979-1996
1.3 Moz Au
Canadian Malartic
1938-1979; 2012
5.8 Moz Au
R+R 12.9 Moz Au
Kiena
1981-2013
1.8 Moz Au
Kerr Addison
1938-1996
10.8 Moz Au
Stadacona
1936-1958
0.5 Moz Au
La Ronde complex
1988-today
4.3 Moz Au
R+R 4.2 Moz Au
Malartic Gold Fields
1933-1965
1.5 Moz Au
Goldex
2008-2011
0.5 Moz Au
R+R 3.7 Moz Au
Lamaque - Sigma
1935-2012
9.1 Moz Au
Beycon
1951-1965
0.5 Moz Au
0 25 50
kilometers

Casa Berardi Mine Layout


3D Model
(Elevation)
N
SW
111
LI
113
118
118
123S
280m Track Drift
550m Track Drift
810m Expl. Drift
1010m Haulage Drift
East
Mine
CASA BERARDI

Casa Berardi Mining and Milling Method

- Mechanized transverse mining and longitudinal retreat mining using cemented rock fill and paste backfill.
- Mining 7 days/week (365 days/year)
- On average 10 to 13 stopes are mined each month.
- Targeted annual rate: 876,000 short tons of ore.
- Targeted development rate: 39 meters per day.
- Open-pit production expected in 2018. No significant open-pit capex in 2014.
- The mill is a standard CIL plant, operated at 1,800 stpd in 2013, but is capable of processing over 3,000 stpd


P
S
P
S
P

Capital: Historic and Projected


$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
Thousands
$20,247
$22,074
$37,800
$67,695
$71,109
$51,796E[1]
2009
2010
2011
2012
2013
2014

1. 2014E is company guidance for 2014

Estimated 2014 Capex Breakdown


UG Construction, $6,849,118
1010 Drift, $3,887,631
Nearly all electrical installation
Principal Zone, $11,841,012
General Mine Development, $18,701,446
Development & UG Construction, $41,279,208
Shaft, $5,862,578
Other, $471,776
Equipment, $3,811,500
Surf Infra, $370,462

Reducing Turnover


30%
25%
20%
15%
10%
5%
0%
Turnover
25.0%
14.5%
8.0%
2011
2012
2013

- Changed from third-party miner supply to Casa Berardi direct hire of miners in 2012.
- This change, in concert with a general industry downturn, has dropped miner turnover from 14.5 % in 2012 to 8% in 2013.

- Investments, such as a new dry (change room) have improved morale and retention.









Casa Berardi: Rock Mechanics Mark Board

April 2014

Hecla
MINING COMPANY

Rock Mechanics Progress at Casa Berardi

- Objective of rock mechanics program is to provide safe and predictable ground conditions for improved safety and economic performance of Casa Berardi.
- Geologic conditions:
  - Casa Berardi Mine is found in foliated sedimentary rocks.
  - Orezone is typically found along the Casa Berardi fault – a major regional structure that has a graphitic surface.
  - Low stress environment
- Aurizon Mines determined that careful excavation and support when mining through the fault, reduction of stope size and rapid, tight backfilling successfully controls stability of Casa Berardi fault.

Further Improving Ground Conditions

- Two excellent, experienced rock mechanics engineers recently hired.
- Intensive effort to improve ground conditions based on:
  - Daily inspections of work places by qualified ground control engineer
  - Proactive addition of ground support as needed
  - Installation of instrumentation to monitor ground response and detect potential issues
- December to current date have seen a significant drop-off in ground control issues.


Top Cut - 180N, Z113, 350 Level looking into open stope showing good profile

Other Initiatives to Improve Ground Control

- Minimize size of development headings and simplifying level layout improves stability and economics
- Arched-back tunnel profiles to improve stability and reduce rehab costs
- New paste plant allows rapid filling of stopes, providing stabilization of faults and prevention of raveling ground
- Improving ground support methods
  - Deformable, higher load-capacity ground support to control deformations
  - Optimization project for shotcrete strength and rapid set-up time to improve stability of fault crossings

New Approach: Arched-Drift Profile


GALERIE EN ARCHE
HAUTEUR DE 4.5m & LARGEUR DE 4.5m
STANDARD POUR PATRON DE FORAGE ET DE DYNAMITAGE
DYNAMITAGE CONTROLE DU TOIT ET DES MURS
TROUS DE TOIT ET DE MUR
PAS D'ECHELLE
4.5m
0.75m
0.46m
0.53m
1.1m
4.7m
TROUS DE PLANCHERS (7)
DYNAMITAGE PERIMETRIQUE DU TOIT ET SUR LES MURS
1-FORER LES 9 TROUS DU TOIT A 0.70m D'ESPACEMENT
2-FORER LES TROUS SUR LES MURS A UN ESPACEMENT DE 0.75m ET JUSQ'A 0.75m DU PLANCHER.
3-PLACER AUSSI LES TROUS DE FRONT TAILLE A CHAQUES MURS.
DEVIS: D-10-0720-2
TABLEAU DES MODIFICATIONS
FORAGE DYNAMITAGE
GALERIE 4.5m X 4.5m





Profile through Casa Berardi Fault showing half-barrels in perimeter

Improving Economics and Stability

- Simplified, more efficient level layout with truck dump to eliminate truck access and large excavations
- Reduced cut-outs on level
- Reduced turning radius reduces intersection spans

Truck-dump concept


TOIT À 6m
BAIE DE CHARGEMENT
STOP
R10
BAIE TROU DE SERVICE
HALAGE OUEST
C15







Casa Berardi Optimization
John Jordan

April 2014

Hecla MINING COMPANY

Very Experienced Corporate Optimization Team

- John Jordan – VP Technical Services
  - BS/MS Mining Engineering
  - 35 years professional experience
  - Mine management, mine operations support, mine engineering
- Dale Dean – Chief Metallurgist
  - BS Chemical Engineering
  - 35 years professional experience
  - Mill design and construction, mill operations, operations support
- Bruce Norquist – Senior Mining Engineer
  - BS Mining Engineering
  - 23 years professional experience
  - Mine design, mine ventilation, mine services
- Wes Johnson – Senior Mining Engineer
  - BS/MS Mining Engineering
  - 9 years professional experience
  - Mine Planning and Scheduling, Geotechnical support, longhole mining

Up to $140 Million in Potential LOM Improvements


High
Recovery
NPV
Medium
Dilution
Development Reduction
Low
Difficult
Medium
Easy
Ease of capture

- **Opportunities to the LOM plan**
  - Metallurgical enhancements on the 118/123 zone to improve recovery
  - Reducing development meters, dimensions and overbreak
  - Dilution control on longitudinal stopes to improve mined grade
- **Targeting improvements worth $140 million**

Mill Recovery Opportunity


Casa Berardi Au Grade vs Recovery Curves
100.0%
96.0%
92.0%
88.0%
84.0%
80.0%
76.0%
72.0%
68.0%
Au Recovery (%)
3
4
5
6
7
8
9
10
11
12
13
14
Au Head Grade (g/mt)
Zone 118 & 123
Potential Regrind Performance

- **Regrind / Sulfide Concentration of the Sulphides**
  - ~$15 million of capital
  - (Estimate based on preliminary test work)
  - Applies to 48% of resource
  - Installation in 2015
- **Potential Benefit**
  - Targeting up to an 8% improvement in recovery curve (testing in the 6 to 11% range)
  - Excluding capital a 1% improvement worth about $11 million LOM
  - 8% improvement lowers cost per ounce $33

Development Opportunity

- As stope size has decreased there is more opportunity from improving development
- Reducing development rock reduces direct and indirect costs
- Target up to a:
  - 10% reduction in meters
  - .22 meter reduction in overbreak (10% reduction in waste)
  - .5 meter reduction in back height (10% reduction in waste)
- Combined 1% reduction is worth $3.5 million LOM



Dilution Opportunity

- Dilution from longitudinal longhole is highly variable
  - Between 20% - 80%
  - Depends the stability of the hanging wall, length of stope cut, thickness of vein, and irregularity of the mineralized zone
- Optimizing
  - Mining geometry against fault
  - Blasting practices to reduce overbreak
  - Stope stability practices
- Targeting up to a 5% dilution reduction
  - 1% reduction worth $7 million LOM


HW DILUTION
PLANNED STOPE
FW DILUTION
DIP

Optimization Team - Cooperative Effort

- Interface with Casa Berardi planning and operations teams
  - Identify opportunities and challenges
  - Develop initiatives to exploit opportunities
  - Provide technical resources
  - Work as team members with Berardi staff


216
CAT

- Site expertise plus broad-based mining experience
  - In-depth understanding of operational constraints and conditions
  - Broad based background of potential strategies and tactics
  - Site enthusiasm for continuous improvement




Casa Berardi Exploration
Dean McDonald

April 2014

Hecla
MINING COMPANY

Casa Berardi - Reserves / Production History


Casa Berardi - Au Reserve & Production History 2006 to 2013[1]
Thousands
Au Ounces
1,750
1,500
1,250
1,000
750
500
250
0
0.300
0.250
0.200
0.150
0.100
0.050
0.000
Au grade opt
2006
2007
2008
2009
2010
2011
2012
2013
Year-end
Au Production Ounces
Au Reserve Ounces
Au Reserve Grade
Au Production Grade

1. See Proven and Probable reserves data in the Appendix. Actual reserves at Casa Berardi 2006 to 2012 under Aurizon Mines Ltd. ownership.

Composite Longitudinal Section


CASA BERARDI MINE
Composite Longitudinal Section
4 km
W
E
Principal Pit
East Mine
Crown Pillar
P. Crown Pillar
P. Underground
E. Crown Pillar
E. Underground
124 Zone
East Mine
118 Zone
123 Zone
113 Zone
CHERTY
Proven & Probable Reserves : 1,393,700 oz
Measured & Indicated Resources : 1,414,300 oz
Inferred Resources : 601,300 oz
LOM AREAS
West Mine & 113 Area
118-123 & Principal Area
East Mine Area
0 0.5 km
Proven & Probable Reserves
Measured & Indicated Resources
Inferred Resources
Past Production
Existing Infrastructure
Proposed Development
Hecla
QUEBEC
CASA BERARDI
Mineral Reserves & Resources
as of December 31, 2013

2014 Exploration Plans



3D Model
(Elevation)
Projection of UG drill pierce point for 2014 drilling
Projection of Surface drill pierce point for 2014 drilling
124 Zone
SW
111
LI
113
118
18
123S
113 Zone
140 Zone
East Mine
550m Track Drift
810m Expl. Drift
1010m Haulage Drift
9.1 gpt Au/12.5 m
9.7 gpt Au/5.6 m
5.9 gpt Au/4.6 m
6.1 gpt Au/14.4 m
19.2 gpt Au/3.2 m
31.0 gpt Au/2.5 m
5.9 gpt Au/3.6 m
CASA BERARDI

Exploration Trends


CASA BERARDI MINE
Composite Longitudinal Section
4 km
W
E
134 Zone Trend
140 Zone Trend
160 Zone Trend
152 Zone Trend
126-128 Zone Trend
113 Zone Trend
118-123 & Principal Area
East Mine Area
P. Crown Pillar
P. Underground
E. Crown Pillar
E. Underground
CHERTY
0 0.5 km
Proven & Probable Reserves
Measured & Indicated Resources
Inferred Resources
Past Production
Existing Infrastructure
Proposed Development
Hecla QUEBEC
CASA BERARDI
Mineral Reserves & Resources
as of December 31, 2013

Surface Exploration Opportunities

Significant land position: 296 contiguous designated claims (CDC) covering a total area of ~ 14,835 ha

Over 37 kilometers of the mine structure identified and/or projected via drilling and geophysics



Legend
Mafic volcanics
Sediments
Graphitic sediments
Felsic intrusive
Conglomerate
Iron formation
Massive sulphides
Zone projection
Quartz vein
Fault
Gold Bearing Structure
ONTARIO
QUEBEC
Regional Mine Structure
West Mine & 113 Area
118-123 & Principal Area
East Mine & 160 Area
Regional Mine Structure
Lac Germain showing
8.58 Au g/t over 10.4 metres
CW-09-23
3.4 Au g/t over 3.9 metres
Hecla Quebec / Lake Shore
Casa Berardi Mine
Hecla Quebec 100%
Hecla Quebec / Lake Shore
0
5km





Lucky Friday
Larry Radford

April 2014

Hecla MINING COMPANY



Operated For 75 Years But The Best Is Yet To Come

- Long history in the Silver Valley
- Grade increases as mine deepens
  - #4 Shaft expected to increase silver production to 5 million oz/yr
- Deep mine brings challenges/opportunities
- Mark Board: Rock mechanics update
- George Sturgis: Capital projects update
- Dean McDonald: Reserve growth and excellent exploration potential

Lucky Friday - At a Glance



Key Highlights:

- A deep underground silver, lead, and zinc mine

2014 Guidance	
Silver Production (oz)	3.0 M
Cash cost, after by-product credits, per silver ounce[1]	$9.00/oz

Overview	
Location	Mullan, Idaho
Deposit	Silver & base metal bearing vein structures
Ownership (Since)	1958
Type	Underground
Primary Metal Produced	Silver
Reserves & Resources (at December 31, 2013)	
2P Reserves	77.2 Moz @ 12.1 oz/t
M+I Resources	116.0 Moz @ 5.4 oz/t
Inferred Resources	55.1 Moz @ 7.4 oz/t
Production & Cash Costs (2013)	
Silver Production (oz)	1.5 M
Cash cost, after by-product credits, per silver ounce[1]	$19.21/oz

1. Cash cost, after by-product credits, per silver ounce represents a non-U.S. Generally Accepted Accounting Principles (GAAP) measurement. A reconciliation of which to cost of sales and other direct production costs and depreciation, depletion and amortization (GAAP) can be found in the Appendix.

Lucky Friday



Lucky Friday 30 Vein - January 2014 - NSR
(Looking appx. N60W)


Silver Shaft
Mined Out Areas
NSR Plus $250
NSR $200 - $250
NSR $150 - $200
NSR $110 - $150
NSR $70 - $110
Resource Shown To 7800 Ft.
4050 Level
4900 Level
#4 Shaft
5900 Level
6500 Level
7500 Level
8800 Level
30 Vein
January 2014

Improving Lucky Friday Safety Record

- Lucky Friday operated 25 years without a fatality
- In 2011, two fatalities resulted from two separate incidents
- 14 months of rehabilitation:
  - Processes and Systems
    - Rock mechanics modeling, altered stoping sequence
    - Risk Assessment and Standard Procedures
  - People and Culture
    - Added technical and safety staff
    - New General Manager
    - Enhanced personal protective equipment
  - Investment and Infrastructure
    - $56 million in 2012 alone for capital upgrades: Silver Shaft rehabilitation, 12 miles of ramps upgraded with over 50,000 rock bolts, purchased ground support equipment, overhauled the mill, etc.



Mining and Milling Method

- Mining method used at Lucky Friday : mechanized underhand cut-and-fill with paste backfill.
- Six stopes operational, with a seventh soon-to-be operational. Two mining fronts descending downward. 30 Vein becomes richer and wider with depth.
- Targeted 327,000 ore tons in 2014. 2011 production was 299,000 tons and 2010 was 351,000 tons.
- The mill is a standard flotation plant. Lead and zinc concentrates are sold to a smelter in Trail, BC.





Service Hoist

- All men, materials, and muck are currently transported through the two conveyances in the Silver Shaft.
- A service hoist will be dedicated to moving men and materials, eliminating the occasional bottleneck created in the shaft.
- The hoist was recently ordered. Work expected to begin in 2015 and end in 2016.



Challenges and Opportunities: Heat and Ventilation

- The rock temperature increases one degree Fahrenheit for every 100 ft of depth.
- The new Centralized Refrigeration Plant, being commissioned now, will facilitate mining to 8,000 ft of depth.
- Heat and ventilation are the bottlenecks to increasing production beyond 375,000 tpy.
- Potential exists to raise the annual production beyond 500,000 tpy. This potential can be realized by:
  - Enhancing ventilation
  - Increasing mill capacity


4 Shaft
2 Shaft
Exhaust
Primary Exhaust Blows Through Cooling Tower
4900 Level Cooling Tower Takes Some Heat Out Of Condenser Water
Exhaust
4900 Level CRP Chillers
Condenser In Cool
Chilled H_2O Out
Evaporator Side
Condenser Side
Condenser Out Hot
Evaporator In
Legend
Warm
Airflow on Levels
Water Flow
Warm
5900 Level BAC
Cool
Development
Warm
Cool
Stopes
Cooling Coil (typ.)
Warm
6500 Level BAC
Cool
Development
Warm
Cool
Stopes
Warm
7500 Level BAC
Cool
Development
Warm
Cool
Stopes

Capital: Historic and Projected


$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
Thousands
$15,990
$54,370
$60,067
$55,364
$55,902
$56,045E[1]
2009
2010
2011
2012
2013
2014

1. 2014E is company guidance for 2014

Lucky Friday Capex Breakdown 2014


Surf Infra, $0
Development & Construction, $5,117,390
Equipment, $3,013,450
Def Drill, $895,000
Mill, $941,040
Other, $77,000
TSF, $357,829
Shaft, $45,642,858
#4 shaft project, $41,750,258
LF Service Hoist (Chippy Hoist), $2,452,600
#2 shaft renovation, $1,440,000





Lucky Friday: Rock Mechanics
Mark Board

April 2014

Hecla
MINING COMPANY

Rock Mechanics Progress at the Lucky Friday

- The objectives of the rock mechanics program at the Lucky Friday Mine are to further improve miner safety and mine economics, allowing mining to continue to greater depths
- Rock mechanics challenges
  - Lucky Friday is one of the deepest mines in North America (depth approximately 8000' below mountain surface)
  - In-situ stress increases with depth resulting in *ground squeeze* in weak rock and isolated *seismicity* in hard, faulted rock

Strategy for Development of Revised Mining Approaches to Mitigate Rock Mechanics Issues


Understanding seismic source mechanisms
Energy-dissipative ground support methods
Development of revised mining strategies and ground support for managing risk
Institute "stress shadow" mining procedure and revised ground support methods
Install instrumentation to monitor ground response to mining
Compare field measurement to modeling predictions – revise mining approach as necessary

Stress Shadowing - A Mining Approach to Divert Stress from Mining Areas

Mining results in pillars created between mining fronts


East
West
4900 level
14
11
590-51 Ramp
Sill ~204'
590-54 Ramp
Sill ~132'
12
15
16
5900 level
590-52 Ramp
590-56 Ramp
6500 level
590-55 Ramp

Unique Geology of Lucky Friday Veins Provide an Opportunity to "Stress Shadow" High Grade Pillars and Faults


30 Vein
80 Vein
Stress concentrates in pillars
Stress "flows" around mined stopes
Faults

Stress concentration in 30 Vein pillar without stress shadowing by mining parallel veins


Stress diverted around mined stope, "shading" pillar

Impact of stress shadow stope on stresses in pillars on 30 Vein

Verifying techniques and Managing the Ground


Fault Deformation Monitoring


Large Scale Test Frame at NIOSH


Installing Stress Meters


Seismic Monitoring


Monitoring Load and Energy Dissipation


Panel and Bolts After Dynamic Loading

3D Photogrammetry of Fault Movement




5600 sublevel
5650 sublevel
5700 sublevel
Photogrammetry

Summary

- Hecla is devoting significant resources to understanding the response of faulted rock to deep, underground mining
- Added engineering staff, as well as cooperative research with NIOSH, has resulted in a world-class research team
- We believe that our rock mechanics program at the Lucky Friday Mine will enable us to further improve miner safety and mine economics, which should allow mining to continue to greater depths



Hecla Projects
George Sturgis

April 2014

Hecla MINING COMPANY

Lucky Friday #4 Shaft

- Top of shaft at 4900 feet below surface, bottom at 8800 below surface.
- #4 Shaft is 5,000 feet northwest of the Silver Shaft
- Work began Q4 2009 with lateral development
- Hoisting facility complete Q4 2011
- Completion forecast – $215 million and Q3 2016
  - Includes $17 mm of cost contingency
  - Includes 72 days of schedule contingency





Lucky Friday #4 Shaft

- Total project: 62% complete
- Detailed design: 100% complete
- Major procurements: 76% complete
- Remaining work is lower risk
  - Conventional shaft sinking
  - Second of two identical shaft station facilities
- 7.5% cost growth due to added work
  - Restart after Silver Shaft rehabilitation
  - Loading facilities to support early Lucky Friday development





Casa Berardi Capital Projects

- Batch plant completed and operational.
- Paste plant project completed and operational.
- Contractor CMAC/Thyssen employed in the Principale Zone to open up a close-to-surface ore zone.
- Completion of new dry house.
- Shaft deepening project update:
  - Project initiated by Aurizon to deepen the West Mine Shaft by 340 m (1,100 feet)
  - Approximately 50 meters remaining
  - Completion of shaft work and loading pockets in third quarter, 2014
  - Project is expected to provide additional access to the 118 Zone and to enable deeper exploration

Robust Project Process

Hecla uses a formal process for our major projects. The process allows for repeatable results in all projects and a base from which to continuously improve our major project delivery. The primary elements of our project process are:

- Initiation
- Planning
- Approval
- Contracting Strategy
- Execution
- Controlling
- Closing



Metrics for 11 Completed Projects (2008-13)


OPEN
HOLE

- Person hours worked – 553,427
- Lost time incidents – 1
- Reportable incidents – 3
- Warranty claims – minimal
- Rework/repair – minimal
- Aggregate cost – 10% under approved budget
- Aggregate schedule – 4% over approved schedule



Lucky Friday - Silver Valley Exploration
Dean McDonald

April 2014

Hecla
MINING COMPANY

Lucky Friday Reserves / Production History


Lucky Friday - Ag Reserve & Production History 2003 to 2013[1]
Ag Ounces Millions
Ag grade opt
Year-end
Ag Production Ounces
Ag Reserve Ounces
Ag Reserve Grade
Ag Production Grade
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
0.00
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

There was no production during 2012.

1. See Proven and Probable reserves data in the Appendix.

30 Vein Longitudinal - Resource Classification


Looking North
Resource Class
Measured
Indicated
Inferred
Reserve Boundary
Resource Boundary
Resource Boundary
4 Shaft
Reserve Boundary
6500 Lv.
Area of Inferred Resource within reserve boundary
7500 Lv.
Reserve Boundary
Resource Boundary

30 Vein Longitudinal - Definition Drill Programs


Reserve Boundary
Resource Boundary
Resource Class
4 Shaft
6500 Lv.
7500 Lv.

Looking North

2014 Definition Target Areas

2015 - 2016 Definition Target Areas

2017 - 2018 Definition Target Areas

30 Vein Longitudinal - Exploration Drill Programs


Looking North
Reserve Boundary
Resource Boundary
Reserve Boundary
4 Shaft
Resource Class
2015 Exploration Target Areas
2016 Exploration Target Areas
2017 Exploration Target Areas
2018 Exploration Target Areas

Lucky Friday - You Like Exploration Trend


Star Morning
Vein
7,000
Feet
You Like/30 Vein Trend

Silver Valley Exploration Potential



HERCULES
REX
TAMARACK-CUSTER
SHERMAN
TIGER-POORMAN
HECLA
FRISCO
Star-Gold Hunter Belt
STAR-MORNING
PILOT
Snowstorm Belt
NATIONAL
Hecla Belt
SNOWSTORM
GOLCONDA
LUCKY FRIDAY EXPANSION
Lucky Friday - Golconda Belt
BUTTE-CDA
LUCKY FRIDAY
VINDICATOR
SILVER MOUNTAIN
ALICE
I-90
Mullan
Burke Cany
Montana
Idaho
N
0
1
2
Miles
Mine (Ore Body)
Generalized Perimeter Hecla Mineral Interests





Corporate Development
Don Poirier

April, 2014

Hecla
MINING COMPANY

Acquisition Priorities

- Assets able to operate in all price environments
  - Potential for low cash cost
  - Low or flexible capital projects
  - Long mine life
  - Proven mineral districts
- Producing or short-lead time development assets over early stage exploration projects
- Junior company investment
- North or South America
- Silver and gold with by-products
- Maintain or improve debt metrics

Silver	Gold
Minimum 2 Moz/yr production	Minimum 75,000 oz/yr production.
20 Moz reserve & resource	750,000 oz reserve & resource
Open pit and underground	Open pit and underground





Pre-Development and Exploration Projects
Dean McDonald

April 7, 2014

Hecla
MINING COMPANY

San Sebastian (Mexico)


San Sebastian
Property
Durango

- Past production at Francine Vein from 2001 to 2006 (14.3 mil oz silver and 187k oz gold)
- Work continues to optimize potential open pit and underground opportunities

- 185-square-mile land package
- New resources identified at Andrea and Middle veins
- Potential extensions to both Middle Vein and Hugh Zone structures
- Andrea Vein remains open along strike and at depth


Flt Scarp Area
Ag Soil 3
SAN SEBASTIAN AREA
Middle Vein
Hugh Zone
La India Vein
Ag Soil 2
Ag Soil 1
SALADILLO VALLEY
Cu Soil
1 Km
Andrea Vein
ANDREA AREA
Andrea Au Soil

San Juan Silver (Colorado)

- Includes historic Bulldog mine: produced 25 million ounces of silver before closing in 1985
- 7.6 million ounces of silver Indicated Resources[1]
- 33.1 million ounces of silver Inferred Resources
- Bulldog decline has broken through to previous underground workings
- Rehabilitation of old workings dependent on permits, available cash flow and priority of other opportunities


Bulldog Surface Infrastructure
SEDIMENT TRAP
DEVELOPMENT WASTE ROCK
LAY DOWN
SHOP
OFFICE / SAFETY STORAGE
EXPLOSIVES STORAGE
POTABLE WATER
FUEL STORAGE


Equity
Amethyst
Bulldog
21 Square Mile Land Package
N
Regional Veins
Rio Grande Silver Claims
San Juan JV Claims

1. See resource data in appendix

Quebec Exploration Summary


CASA BERARDI
CASA BERARDI
WILDCAT
OPINACA
ÉLÉONORE EAST
OPINACA EAST
QUEBEC
ONTARIO
QUEBEC
La Sarre
FAYOLLE
Amos
DUVERNY
Rouyn-Noranda
Val-d'Or
HEVA-HOSCO
Belleterre
Ville-Marie
KIPAWA REE
Témiscaming
North Bay
0
30km
Hecla
QUEBEC
Project Location Map
(Quebec-Canada)



Fayolle (Au): Earn-in. $0.55M required expenditures by May 2014 to complete the $10M first term and 50% ownership

10 holes, 4,500 m proposal



Opinaca (Au): Earn-in. Re-negotiation to extend earn-in terms by two years. +$500,000 commitment plan for 2014 focusing on diamond drilling.



Heva-Hosco (Au): 100% Hecla. Limited work in 2014 Targets defined on Heva to increase the high grade resource base under a 5 year plan.



Duverny (Au): 100% Hecla. Dormant. To be optioned.



Kipawa (REE): Optioned to Forum Uranium.

Heva-Hosco Project


Surface Geology
5345000N
354000E
359000E
364000E
369000E
Cadillac Break
Doyon 10Km
117
Heva
Hosco
Volcanics
Cadillac Sediments
Pontiac Sediments
Felsic Intrusive
Mafic Dykes
Heva-Hosco Property
In Pit Resource Contour
Diamond Drilling (Hecla)
Geotechnical Drilling (Hecla)
Historical Diamond Drilling
Mineral Resources Projection
In Pit
Underground
0
2km
Composite Longitudinal Section
W
E
Heva Area
Hosco Area
Surface
Heva W
Heva Main
Heva East
Hosco
Low As
High As
Heva Area Resources
(In-Pit)
Measured & Indicated: 550,000 oz
Inferred : 144,000 oz
(Underground)
Measured & Indicated : 122,000 oz
Inferred : 206,000 oz
Hosco Area Resources
(In-Pit)
Measured & Indicated: 2,395,000 oz
Inferred Resources : 221,000 oz
(Underground)
Measured & Indicated: 52,000 oz
Inferred Resources : 93,000 oz
Measured Resources in Pit
Indicated Resources in Pit
Inferred Resources in Pit
Measured Resources Underground
Indicated Resources Underground
Inferred Resources Underground
Past Production
Existing Infrastructure
In Pit Resource Contour
Mafic Dyke
Resources in Pit (Cut off 0.5g/tAu)
Resources UG (Cut off 2.0g/tAu)
0
200m

Opinaca Project: Emerging Mining District


Eleonore


Smiley target
Opinaca A
1200 m
Conglo target
Wildcat-1
900 m
Eleonore
>4 Moz Au reserves
>4 Moz Au resources
10 km


Eleonore Mine viewed
from the base camp

Fayolle Project Exploration



Fayolle Project
Fayolle Deposit
Typhoon / Hecla
Mafic to ultramafic lavas
Mafic intrusions
Fayolle deposit
101,300 oz Au @ 5.75 g/t
Manneville fault
1.0 g/t Au over 33.0 m
4.9 g/t Au over 3.0 m
Visible gold on core
3.7 g/t Au over 1.8 m
1,480 g/t Au over 1.0 m
1.4 g/t Au over 5.0 m
1.3 g/t Au over 36.0 m
2.7 g/t Au over 8.0 m
Intermediate intrusions
Sedimentary rocks
Mafic lavas
Sedimentary rocks
Hecla
QUÉBEC
0 200m
FAYOLLE PROJECT (QUÉBEC)
Property geology
24th March 2014





Finance
Jim Sabala

April 2014

Hecla
MINING COMPANY

Continued Strong Margins


Strong Cash Margins
Cash Cost, After By-Product Credits, Per Silver Ounce
$40
$35
$30
$25
$20
$15
$10
$5
$0
($5)
$14.40
$10.20
71%
$4.20
$15.63
$13.72
88%
$1.91
$22.70
$24.16
106%
($1.46)
$35.30
$34.15
97%
$1.15
$32.11
$29.41
92%
$2.70
$21.28
$14.44
68%
$6.84
2008
2009
2010
2011
2012
2013
Cash cost, after by-product credits, per silver ounce1
Cash Margin
Realized Silver Price2

1. Cash cost, after by-product credits, per silver ounce represents non-U.S. Generally Accepted Accounting Principles (GAAP) measurement, a reconciliation of which to cost of sales and other direct production costs and depreciation, depletion and amortization, the most comparable GAAP measures, can be found in the Appendix.
2. Realized prices are calculated by dividing gross revenues for each metal by the payable quantities of each metal included in the concentrate and doré sold during the period.

Cash Margins at Casa Berardi


Cash Cost, After By-Product Credits, Per Gold Ounce
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$847
$448
53%
$399
$915
$514
56%
$401
$1,145
$604
53%
$541
$1,578
$1,041
66%
$537
$1,658
$962
58%
$696
$1,317
$366
28%
$951
2008
2009
2010
2011
2012
2013
Cash Cost Per Ounce (1)
Cash Margins
Realized Gold Price (2)

1. Cash cost, after by-product credits, per gold ounce of represents a non-U.S. Generally Accepted Accounting Principles (GAAP) measurement, a reconciliation of which to cost of sales and other direct production costs and depreciation, depletion and amortization (GAAP) can be found in the Appendix.
2. Realized prices are calculated by dividing gross revenues for each metal by the payable quantities of each metal sold during the period.
3. Q3/2013 was first full quarter under Hecla ownership. Previous results reported by Aurizon Mines Ltd.

2013 - Peer Cash Cost Comparison


Reported Cash Costs 2013[1]
$/oz
$14
$12
$10
$8
$6
$4
$2
$-
$6.84[2]
$7.03
$7.92
$9.35
$9.84
$10.81
$12.87
Hecla
Fortuna
Endeavour Silver
First Majestic
Coeur
Pan American
Silver Standard

1. From public reports
2. Cash cost, after by-product credits, per silver ounce represents a non-U.S. Generally Accepted Accounting Principles (GAAP) measurement. A reconciliation of which to cost of sales and other direct production costs and depreciation, depletion and amortization, the most comparable GAAP measures, can be found in the Appendix. Cash cost, after by-product credits, per ounce is a measure developed by precious metals companies (including the Silver Institute) in an effort to provide a uniform standard for comparison purposes. There can be no assurance, however, that our reporting of this non-GAAP measure is the same as that reported by other mining companies.

Strong Balance Sheet


Cash and Cash Equivalents
(US$ millions)
Available Credit Facility
Cash and Cash Equivalents
$269
$169
$396
$296
$338
$238
$312
$212
Q1/13
Q2/13
Q3/13
Q4/13

Strong Financial Position

- Senior notes are the only substantial indebtedness
- No off balance sheet arrangements
- Capital Structure
  - Total Net Debt/EBITDA less than 2.32x
  - Net Debt/Total Capitalization of 16%

Capitalization

	Actual 2013
Cash and cash equivalents	**$212**
Capital lease liability	**23**
Borrowing, term loans and leases	**491**
Total debt	**$514**
Net debt	**$302**
Shareholders' equity	**$1,326**
Total capitalization	**$1,840**
2013 adjusted EBITDA	**$130**
Total net debt/adjusted EBITDA	**2.32x**
Net debt/capitalization	**16%**

Note: All monetary amounts presented in millions of dollars..
1. Adjusted EBITDA reconciliation in appendix

Diversified Revenue: Silver, Gold, Lead and Zinc

Consolidated Revenue by Metal
Q4 2013


15%
33%
12%
40%
Silver
Gold
Lead
Zinc

- Diversified revenue stream (silver, gold, lead and zinc) from 3 mines
- Policy allows hedging of 60% of the next 3 years of lead and zinc production
- Currently have ~$200 million sold
- Locking in revenue for all metals when concentrate shipped beginning Q3/13
- **NO LONG TERM HEDGING OF GOLD AND SILVER!**

Locked in Zinc and Lead Revenue

$195 Million of Revenue
(covers ~1 year of operating expenses at Greens Creek and Lucky Friday)


2014 total: $81M[1]
2015 total: $78M
2016 total: $36M
$42M
$39M
$38M
$40M
$4M
$32M
2014 Settlements
2015 Settlements
2016 Settlements
Zinc
Lead

1. Includes both provisional and forecasted hedges
2014 Prices: $1.00/lb Zn, $1.04/lb Pb, 2015 Prices: $0.96/lb Zn, $1.07/lb Pb, 2016 Prices: $0.93/lb Zn, $1.03/lb Pb

2014 Expectations

Mine	2014E[1] Silver Production (Moz)	2014E[2] Gold Production (oz)	Cash Cost, After By-Product Credits, Per Silver/Gold Ounce[2]
Greens Creek	6.5-7.0	55,000	$6.00 per silver oz
Lucky Friday	3.0	n/a	$9.00 per silver oz
Casa Berardi	n/a	125,000	$900 per gold oz
Company-wide	9.5-10.0	180,000	$7.00 per silver oz
Primary Silver Equivalent Production	17.0[3]		

2014E[1] capital expenditures (excluding capitalized interest)	$150 million
2014E[1] pre-development and exploration expenditures	$18 million

Note: Metal price assumptions used for calculations: Au $1,300/oz, Ag $20/oz, Zn $0.80/lb, Pb $0.90/lb; USD/CAD assumed at par.

1. 2014E refers to Hecla's expectations for 2014.
2. Cash cost, after by-product credits, per silver and gold ounce represents a non-U.S. Generally Accepted Accounting Principles (GAAP) measurement, a reconciliation of which to cost of sales and other direct production costs and depreciation, depletion and amortization (GAAP) can be found in the Appendix.
3. Primary silver equivalent production of 17 million oz includes silver production from Lucky Friday and Greens Creek and 125,000 oz gold using a 60:1 gold to silver conversion ratio.





Wrap-Up
Phil Baker

Hecla
MINING COMPANY

A Transformed Hecla

- A high-caliber team of mining professionals
- Long life assets in low-risk jurisdictions
- Low silver costs, driving down gold costs
- Growing reserves, production and EBITDA
- Financial strength and flexibility





Appendix

Hecla
MINING COMPANY

Appendix Table of Contents

Appendices

	Page
1. Financial Information	130
2. Reserves & Resources	136
3. Silver and Gold Overview	142
4. Zinc Overview	149

Appendix 1

Cash Cost GAAP Reconciliation

Reconciliation of cash cost, after by-product credits, per silver ounce to cost of sales and other direct production costs and depreciation, depletion and amortization for Greens Creek & Lucky Friday

	2013	2012	2011	2010	2009	2008
Cash costs, before by-product credits[1]	$ 254,460	$ 208,178	$ 265,306	$ 251,837	$ 227,566	$ 201,584
By-product credits	(193,496)	(190,916)	(254,372)	(267,272)	(206,608)	(164,963)
Cash cost, after by-product credits	60,964	17,262	10,934	(15,435)	20,958	36,621
Divided by silver ounces produced	8,907	6,394	9,483	10,566	10,989	8,709
Cash cost, before by-product credits, per silver ounce	$ 28.56	$ 32.56	$ 27.97	$ 23.84	$ 20.71	$ 23.14
By-product credits per silver ounce	$ (21.72)	$ (29.86)	$ (26.82)	$ (25.30)	$ (18.80)	$ (18.94)
Cash cost, after by-product credits, per silver ounce	$ 6.84	$ 2.70	$ 1.15	$ (1.46)	$ 1.91	$ 4.20
Reconciliation to GAAP:						
Cash cost, after by-product credits	$ 60,964	$ 17,262	$ 10,934	$ (15,435)	$ 20,958	$ 36,621
Depreciation, depletion and amortization	63,098	43,522	47,066	60,011	62,837	35,207
Treatment costs	(76,824)	(73,355)	(99,019)	(92,144)	(80,830)	(70,776)
By-products credits	193,496	190,916	254,372	267,272	206,608	164,963
Change in product inventory	(246)	(1,381)	(4,805)	3,660	310	20,254
Suspension-related costs[2]	-	-	4,135	-	-	-
Reclamation, severance and other costs	2,100	663	(44)	630	1,596	537
Costs of sales and other direct production costs and depreciation, depletion and amortization (GAAP)	**$ 242,588**	**$ 177,627**	**$ 212,639**	**$ 223,994**	**$ 211,479**	**$ 186,806**

1. Includes all direct and indirect operating cash costs related directly to the physical activities of producing metals, including mining, processing and other plant costs, third-party refining and marketing expense, on-site general and administrative costs, royalties and mining production taxes. Cash cost, after by-product credits is an important operating statistic that we utilize to measure each mine's operating performance. It allows us to benchmark the performance of each of our mines versus those of our competitors. As a primary silver mining company, we also use the statistic on an aggregate basis – aggregating the Greens Creek and Lucky Friday mines, but not Casa Berardi, which is a primary gold mine – to compare our performance with that of other primary silver mining companies. Similarly, the statistic is useful in identifying acquisition and investment opportunities as it provides a common tool for measuring the financial performance of there mines with varying geologic, metallurgical and operating characteristics. Cash cost, after by-product credits, per ounce is a measure developed by precious metals companies (including the silver Institute) in an effort to provide a uniform standard for comparison purposes. There can be no assurance, however, that our reporting of this non-GAAP measure is the same as that reported by other mining companies.
2. Production was temporarily suspended at the Lucky Friday unit during 2012 as work was performed to rehabilitate the Silver Shaft, the primary access from surface to the underground workings at the Lucky Friday mine.

Appendix 1

Cash Cost Reconciliation GAAP - Casa Berardi

Reconciliation of cash cost, after by-product credits, per gold ounce to cost of sales and other direct production costs and depreciation, depletion and amortization for Casa Berardi (dollars and ounces in thousands, except per ounce – unaudited)

		2012	2011	2010	2009	2008
Cash Operating Costs [1]	US$000	$ 93,259	$ 88,711	$ 75,713	$ 63,869	$ 63,602
Divided by gold ounces sold		133,990	165,250	139,950	159,275	159,404
Total cash cost per ounce sold	US$/oz	$ 696	$ 537	$ 541	$ 401	$ 399
Reconciliation to GAAP:						
Cash Operating Costs	US$000	$ 93,259	$ 88,711	$ 75,713	$ 63,869	$ 63,602
Average US$/C$ exchange rate		$ 1.000	$ 0.989	$ 1.030	$ 1.140	$ 1.070
Cash Operating Costs	C$000	$ 93,259	$ 87,735	$ 77,984	$ 72,811	$ 68,054
Less: Silver by-product credits		$ (990)	$ (1,063)	$ (679)	$ (668)	$ (551)
Less: Depreciation and amortization		$ (37,539)	$ (38,927)	$ (34,288)	$ (36,514)	$ (35,582)
Costs of sales and other direct production costs and depreciation, depletion and amortization (GAAP)	C$000	**$ 131,788**	**$ 127,725**	**$ 112,951**	**$ 109,993**	**$ 104,187**

Reconciliation to GAAP for 2013 cash costs is shown separately below to account for the way Hecla shows cash cost reconciliations. Reconciliation to GAAP from 2008 - 2012 are from Aurizon's disclosures.

Appendix 1

Cash Cost Reconciliation GAAP - Casa Berardi

Reconciliation of cash cost, after by-product credits, per gold ounce to cost of sales and other direct production costs and depreciation, depletion and amortization for Casa Berardi (dollars and ounces in thousands, except per ounce – unaudited)

		2013
Cash costs, before by-product credits[1]	$	59,717
By-product credits		(262)
Cash cost, after by-product credits		59,455
Divided by gold ounces produced		62.53
Cash cost, before by-product credits, per gold ounce	$	954.98
By-product credits per silver ounce	$	(4.19)
Cash cost, after by-product credits, per gold ounce	$	950.79
Reconciliation to GAAP:		
Cash cost, after by-product credits	$	59,455
Depreciation, depletion and amortization		18,030
Treatment costs		(268)
By-products credits		262
Change in product inventory		(3,766)
Reclamation, severance and other costs		142
Costs of sales and other direct production costs and depreciation, depletion and amortization (GAAP)	**$**	**73,855**

1. Includes all direct and indirect operating cash costs related directly to the physical activities of producing metals, including mining, processing and other plant costs, third-party refining and marketing expense, on-site general and administrative costs, royalties and mining production taxes.
2. On June 1, 2013, we completed the acquisition of Aurizon Mines Ltd., which gave us 100% ownership of the Casa Berardi mine in Quebec, Canada. The information presented reflects our ownership of Casa Berardi commencing as of that date. The primary metal produced at Casa Berardi is gold, with a by-product credit for the value of silver production.

Appendix 1

Cash Cost Reconciliation GAAP – Greens Creek and Lucky Friday

Reconciliation of cash cost, after by-product credits, per silver ounce to cost of sales and other direct production costs and depreciation, depletion and amortization for Greens Creek & Lucky Friday

	Greens Creek	Lucky Friday	
	2013	2013	2011
Total cash costs, before by-product credits[1]	$ 203,496	$ 50,964	$ 67,732
By-product credits	(170,563)	(22,933)	(48,411)
Cash cost, after by-product credits	32,933	28,031	19,321
Divided by silver ounces produced	74,448	1,459	2,985
Cash cost, before by-product credits, per silver ounce	$ 27.32	$ 34.93	$ 22.69
By-product credits per silver ounce	$ (22.90)	$ (15.72)	$ (16.22)
Cash cost, after by-product credits, per silver ounce	$ 4.42	$ 19.21	$ 6.47
Reconciliation to GAAP:			
Cash cost, after by-product credits	$ 32,933	$ 28,031	$ 19,321
Depreciation, depletion and amortization	55,265	7,833	6,053
Treatment costs	(67,341)	(9,482)	(19,885)
By-products credits	170,563	22,933	48,411
Change in product inventory	159	(403)	161
Suspension-related costs[2]	-	-	4,135
Reclamation, severance and other costs	1,947	153	37
Costs of sales and other direct production costs and depreciation, depletion and amortization (GAAP)	**$ 193,526**	**$ 49,063**	**$ 58,233**

1. Includes all direct and indirect operating cash costs related directly to the physical activities of producing metals, including mining, processing and other plant costs, third-party refining and marketing expense, on-site general and administrative costs, royalties and mining production taxes.
2. Production was temporarily suspended at the Lucky Friday Unit during 2012 as work was performed to rehabilitate the Silver Shaft, the primary access from surface to the underground workings at the Lucky Friday mine.

Appendix 1

Hecla Adjusted EBITDA Reconciliation

Reconciliation of Adjusted EBITDA (non-GAAP) to Net Income (Loss) (GAAP)

	Twelve Months Ended December 31, 2013
Net Income (Loss)	$ (25,130)
Plus: Interest expense, net of amount capitalized	21,689
Plus/(Less): Income taxes	(9,795)
Plus: Depreciation, depletion, and amortization	82,366
Plus: Exploration expense	23,502
Plus: Pre-development expense	14,148
Plus: Aurizon acquisition costs	26,397
Plus: Aurizon product inventory fair value adjustment	550
Plus/(Less): Lucky Friday suspension-related costs (income)	(1,401)
Plus/(Less): Interest and other (income) expense	(662)
Plus/(Less): Foreign exchange (gain) loss	(2,959)
Plus/ (Less): Gains on derivative contracts	(17,979)
Plus: Loss on impairment of investments	2,639
Plus/(Less): Provisional price (gains)/losses	16,955
Adjusted EBITDA	$ 130,320

This presentation refers to a non-GAAP measure of adjusted earnings before interest, taxes, depreciation and amortization ("Adjusted EBITDA"), which is a measure of our operating performance. Adjusted EBITDA is calculated as net income before the following items: interest expense, income tax provision, depreciation, depletion, and amortization expense, exploration expense, predevelopment expense, Aurizon acquisition costs, Lucky Friday suspension-related costs, interest and other income (expense), gains and losses on derivative contracts, and provisional price gains and losses. Management believes that, when presented in conjunction with comparable GAAP measures, Adjusted EBITDA is useful to investors in evaluating our operating performance. The table above reconciles net income to Adjusted EBITDA.

Note: All monetary amounts presented in thousands of dollars.

Appendix 1

Hecla Adjusted EBITDA Reconciliation

Reconciliation of Adjusted EBITDA (non-GAAP) to Net Income (Loss) (GAAP)

	Twelve Months Ended December 31,			
	2013	2012	2011	2010
Net Income (Loss)	$ (25,130)	$ 14,954	$151,164	$ 48,983
Plus: Interest expense, net of amount capitalized	21,689	2,427	2,875	2,211
Plus/(Less): Income taxes	(9,795)	8,879	81,978	(123,532)
Plus: Depreciation, depletion, and amortization	82,366	50,113	47,348	60,235
Plus: Exploration expense	23,502	31,822	26,959	21,605
Plus: Pre-development expense	14,148	17,916	4,446	-
Plus: Aurizon acquisition costs	26,397	-	-	-
Plus: Aurizon product inventory fair value adjustment	550	-	-	-
Plus/(Less): Lucky Friday suspension-related costs (income)	(1,401)	25,309	-	-
Plus/(Less): Interest and other (income) expense	(662)	(85)	87	(126)
Plus/(Less): Foreign exchange (gain) loss	(2,959)	63	-	-
Plus/ (Less): Gains on derivative contracts	(17,979)	10,457	(37,988)	20,758
Plus: Loss on impairment of investments	2,639	1,171	140	739
Plus: Provision for Closed Operations and Environmental Matters	5,403	4,652	9,747	201,136
Plus/(Less): Provisional price (gains)/losses	16,955	(3,820)	-	-
Adjusted EBITDA	$ 135,723	$163,858	$286,756	$232,009

This presentation refers to a non-GAAP measure of adjusted earnings before interest, taxes, depreciation and amortization ("Adjusted EBITDA"), which is a measure of our operating performance. Adjusted EBITDA is calculated as net income before the following items: interest expense, income tax provision, depreciation, depletion, and amortization expense, exploration expense, predevelopment expense, Aurizon acquisition costs, Lucky Friday suspension-related costs, interest and other income (expense), gains and losses on derivative contracts, and provisional price gains and losses. Management believes that, when presented in conjunction with comparable GAAP measures, Adjusted EBITDA is useful to investors in evaluating our operating performance. The table above reconciles net income to Adjusted EBITDA.

Note: All monetary amounts presented in thousands of dollars.

Appendix 2

Reserves & Resources Update
(on Dec. 31, 2013 unless otherwise noted)

Proven Reserves											
Asset	**Location**	**Ownership**	**Tons (000)**	**Silver (oz/ton)**	**Gold (oz/ton)**	**Lead %**	**Zinc %**	**Silver (000 oz)**	**Gold (000 oz)**	**Lead Tons**	**Zinc Tons**
Greens Creek (a)	United States	100.0%	14	12.9	0.13	3.0	8.1	182	2	430	1,150
Lucky Friday (a)	United States	100.0%	3,708	12.1	--	7.3	2.3	44,892	--	270,150	86,360
Casa Berardi (1)	Canada	100.0%	1,106	--	0.17	--	--	--	185	--	--
Total............................			**4,828**					**45,073**	**187**	**270,580**	**87,510**
Probable Reserves											
Asset	**Location**	**Ownership**	**Tons (000)**	**Silver (oz/ton)**	**Gold (oz/ton)**	**Lead %**	**Zinc %**	**Silver (000 oz)**	**Gold (000 oz)**	**Lead (Tons)**	**Zinc (Tons)**
Greens Creek (a)	United States	100.0%	7,783	11.9	0.09	3.3	8.7	92,338	711	255,700	676,800
Lucky Friday (a)	United States	100.0%	2,698	12.0	--	7.2	2.6	32,352	--	193,110	69,180
Casa Berardi (1)	Canada	100.0%	7,933	--	0.15	--	--	--	1,209	--	--
Total............................			**18,414**					**124,690**	**1,919**	**448,810**	**745,980**
Proven and Probable Reserves											
Asset	**Location**	**Ownership**	**Tons (000)**	**Silver (oz/ton)**	**Gold (oz/ton)**	**Lead %**	**Zinc %**	**Silver (000 oz)**	**Gold (000 oz)**	**Lead (Tons)**	**Zinc (Tons)**
Greens Creek	United States	100.0%	7,797	11.9	0.09	3.3	8.7	92,520	713	256,130	677,940
Lucky Friday	United States	100.0%	6,406	12.1	--	7.2	2.4	77,243	--	463,260	155,540
Casa Berardi	Canada	100.0%	9,039	--	0.15	--	--	--	1,394	--	--
Total............................			**23,242**					**169,763**	**2,106**	**719,390**	**833,480**

Appendix 2

Reserves & Resources Update
(on Dec. 31, 2013 unless otherwise noted)

Measured Resources											
Asset	Location	Ownership	Tons (000)	Silver (oz/ton)	Gold (oz/ton)	Lead %	Zinc %	Silver (000 oz)	Gold (000 oz)	Lead (Tons)	Zinc (Tons)
Greens Creek (2)(a)	United States	100.0%	6.7	17.6	0.08	4.4	10.5	118	0.5	290	700
Lucky Friday (3)(a)	United States	100.0%	12,279	5.5	–	3.6	2.2	67,298	–	436,760	269,450
Casa Berardi (4)	Canada	100.0%	1,985	–	0.17	–	–	–	341	–	–
Heva (5)	Canada	100.0%	5,480	–	0.06	–	–	–	304	–	–
Hosco (5)	Canada	100.0%	33,070	–	0.04	–	–	–	1,296	–	–
San Sebastian (6)(a)	Mexico	100.0%	–	–	–	–	–	–	–	–	–
Rio Grande Silver (7)(a)	United States	100.0%	–	–	–	–	–	–	–	–	–
Star (8)(a)	United States	100.0%	–	–	–	–	–	–	–	–	–
Total			**52,821**					**67,416**	**1,941**	**437,050**	**270,150**

Indicated Resources											
Asset	Location	Ownership	Tons (000)	Silver (oz/ton)	Gold (oz/ton)	Lead %	Zinc %	Silver (000 oz)	Gold (000 oz)	Lead (Tons)	Zinc (Tons)
Greens Creek (2)(a)	United States	100.0%	760.6	12.2	0.09	3.2	7.3	9,273	71.5	24,720	55,170
Lucky Friday (3)(a)	United States	100.0%	9,318	5.2	–	3.4	1.9	48,741	–	318,580	180,610
Casa Berardi (4)	Canada	100.0%	9,896	–	0.11	–	–	–	1,074	–	–
Heva (5)	Canada	100.0%	5,570	–	0.07	–	–	–	369	–	–
Hosco (5)	Canada	100.0%	31,620	–	0.04	–	–	–	1,151	–	–
San Sebastian (6)(a)	Mexico	100.0%	1,994	6.6	0.06	0.8	1.0	13,218	121	15,020	19,640
Rio Grande Silver (7)(a)	United States	100.0%	516	14.8	–	2.1	1.1	7,620	–	10,760	5,820
Star (8)(a)	United States	100.0%	1,018	3.1	–	6.6	7.7	3,147	–	67,100	78,440
Total			**60,692**					**81,998**	**2,786**	**436,180**	**339,680**

Measured & Indicated Resources											
Asset	Location	Ownership	Tons (000)	Silver (oz/ton)	Gold (oz/ton)	Lead %	Zinc %	Silver (000 oz)	Gold (000 oz)	Lead (Tons)	Zinc (Tons)
Greens Creek (2)(a)	United States	100.0%	767.3	12.2	0.09	3.3	7.3	9,391	72.0	25,010	55,870
Lucky Friday (3)(a)	United States	100.0%	21,597	5.4	–	3.5	2.1	116,039	–	755,340	450,070
Casa Berardi (4)	Canada	100.0%	11,881	–	0.12	–	–	–	1,414	–	–
Heva (5)	Canada	100.0%	11,050	–	0.06	–	–	–	672	–	–
Hosco (5)	Canada	100.0%	64,690	–	0.04	–	–	–	2,447	–	–
San Sebastian (6)(a)	Mexico	100.0%	1,994	6.6	0.06	0.8	1.0	13,218	121	15,020	19,640
Rio Grande Silver (7)(a)	United States	100.0%	516	14.8	–	2.1	1.1	7,620	–	10,760	5,820
Star (8)(a)	United States	100.0%	1,018	3.1	–	6.6	7.7	3,147	–	67,100	78,440
Total			**113,513**					**149,414**	**4,726**	**873,230**	**609,840**



Appendix 2

Reserves & Resources Update
(on Dec. 31, 2013 unless otherwise noted)

Inferred Resources												
Asset	Location	Ownership	Tons (000)	Silver (oz/ton)	Gold (oz/ton)	Lead %	Zinc %	Silver (000 oz)	Gold (000 oz)	Lead (Tons)	Zinc (Tons)
Greens Creek (9)(a)	United States	100.0%	2,385	13.3	0.09	2.7	6.5	31,752	216	63,570	155,510
Lucky Friday (10)(a)	United States	100.0%	7,481	7.4	--	4.9	1.9	55,106	--	368,820	140,280
Casa Berardi (4)	Canada	100.0%	3,726	--	0.16	--	--	--	601	--	--
Heva (5)	Canada	100.0%	4,210	--	0.08	--	--	--	350	--	--
Hosco (5)	Canada	100.0%	7,650	--	0.04	--	--	--	314	--	--
San Sebastian (11) (a)	Mexico	100.0%	3,549	3.8	0.03	0.6	0.9	13,618	106	22,450	31,930
Rio Grande Silver (12)(a)	United States	100.0%	3,078	10.7	0.01	1.3	1.1	33,097	36	40,990	34,980
Star (13)(a)	United States	100.0%	2,778	3.2	--	6.1	5.7	8,845	--	168,080	158,910
Monte Cristo (14)(a)	United States	100.0%	913	0.3	0.14	--	--	271	131	--	--
Total...........................			35,770					142,689	1,753	663,910	521,610

Note: All estimates are in-situ except for the proven reserve at Greens Creek which is in a surface stockpile. Resources are exclusive of reserves.

(a) Underground mineral reserves and mineral resources are based on $1300 gold, $20.00 silver, $0.90 lead, $0.80 zinc and $3.00 copper

(1) Underground mineral reserves and resources are based on $1,300 gold and a US$/CAN$ exchange rate of 1:1. Reserve diluted to an average of 23.7% to minimum width of 3 meters
Open pit mineral reserves of the East Mine were estimated in February 2009 based on $700 gold and a US$/CAN$ exchange rate of 0.85:1. Reserve diluted to 20%
Open pit mineral reserves of the Principal Mine were estimated in February 2011 based on $950 gold and a US$/CAN$ exchange rate of 1:1. Reserve diluted to 10%
(2) Measured and indicated resources in East Ore zone factored for dilution and mining recovery given the contiguous mined stopes from recent production.
(3) Measured and indicated resources from Gold Hunter and Lucky Friday vein systems are diluted and factored for expected mining recovery.
(4) Measured, indicated and inferred resources are based on $1,300 gold and a US$/CAN$ exchange rate of 1:1. Underground resources are reported at a minimum mining width of 2 to 3 meters
Open pit mineral resources of the Principal Mine were estimated based on $950 gold and a US$/CAN$ exchange rate of 1:1
Open pit mineral resources of the 160 Zone were based on $1,250 gold and a US$/CAN$ exchange rate of 1:1, Resources diluted to 12%
(5) Measured, indicated and inferred resources are based on $1,300 gold and a US$/CAN$ exchange rate of 1:1. The resources are in-situ without dilution and material loss. Resource model completed in 2011.
(6) Indicated resources reported at a minimum mining width of 2.0 meters for Hugh Zone and 1.5 meters for Andrea Vein and Middle Vein.
(7) Indicated resources reported at a minimum mining width of 6.0 feet for Bulldog
(8) Indicated resources reported at a minimum mining width of 4.3 feet.
(9) Inferred resources in East Ore zone factored for dilution and mining recovery given the contiguous mined stopes from recent production.
(10) Inferred resources from Gold Hunter and Lucky Friday vein systems are diluted and factored for expected mining recovery.
(11) Inferred resources are reported at a minimum mining width of 2.0 meters for Hugh Zone and 1.5 meters for Andrea & Middle veins.
San Sebastian Hugh Zone also contains 8,370 tons of copper at 1.72% Cu within 488,000 tons of indicated resource and 18,800 tons of copper at 1.51% within 1,244,500 tons of inferred resource.
(12) Inferred resources reported at a minimum mining width of 6.0 feet for Bulldog, 5.0 feet for Equity & North Amethyst veins.
(13) Inferred resources reported at a minimum mining width of 4.3 feet.
(14) Inferred resource reported at a minimum mining width of 5.0 feet.

* Totals may not represent the sum of parts due to rounding

Appendix 2

Historical Reserves 2003 - 2007

2003 Proven Reserves	Tons	Silver (oz/ton)	Gold (oz/ton)	Silver (ounces)	Gold (ounces)
Greens Creek (29.73%)	-	-	-	-	-
Lucky Friday	400,930	15.40	-	6,164,994	-
San Sebastian	62,072	36.40	0.43	2,256,714	26,610
La Camorra	180,129	-	0.68	-	123,178
Isidora	-	-	-	-	-

Probable Reserves	Tons	Silver (oz/ton)	Gold (oz/ton)	Silver (ounces)	Gold (ounces)
Greens Creek (29.73%)	2,226,361	14.10	0.12	31,386,366	256,726
Lucky Friday	258,450	15.40	-	3,989,305	-
San Sebastian	108,639	-	-	1,555,789	17,121
La Camorra	138,515	-	0.70	-	97,374
Isidora	500,012	-	0.65	-	327,303

2004 Proven Reserves	Tons	Silver (oz/ton)	Gold (oz/ton)	Silver (ounces)	Gold (ounces)
Greens Creek (29.73%)	-	-	-	-	-
Lucky Friday	304,475	15.00	-	4,558,046	-
San Sebastian	-	-	-	-	
La Camorra	157,536	-	0.68	-	107,672
Isidora	-	-	-	-	-

Probable Reserves	Tons	Silver (oz/ton)	Gold (oz/ton)	Silver (ounces)	Gold (ounces)
Greens Creek (29.73%)	2,358,186	14.10	0.110	33,334,025	261,604
Lucky Friday	453,225	14.50	-	6,592,322	-
San Sebastian	30,300	0.29	15.40	465,400	8,600
La Camorra	198,656	0.53	-	-	105,572
Isidora	338,965	1.03	-	-	350,547

2005 Proven Reserves	Tons	Silver (oz/ton)	Gold (oz/ton)	Silver (ounces)	Gold (ounces)
Greens Creek (29.73%)	-	-	-	-	-
Lucky Friday	600,340	13.70	-	8,208,381	-
San Sebastian	-	-	-	-	
La Camorra	107,327	0.62	-	-	66,365
Isidora	-	-	-	-	-

Probable Reserves	Tons	Silver (oz/ton)	Gold (oz/ton)	Silver (ounces)	Gold (ounces)
Greens Creek (29.73%)	2,223,872	14.50	0.120	32,150,190	256,959
Lucky Friday	688,300	13.10	-	9,000,887	-
San Sebastian	-	-	-	-	
La Camorra	86,315	0.63	-	-	54,352
Isidora	398,754	0.80	-	-	320,676

2006 Proven Reserves	Tons	Silver (oz/ton)	Gold (oz/ton)	Silver (ounces)	Gold (ounces)
Greens Creek (29.73%)	-	-	-	-	-
Lucky Friday	628,976	13.10	-	8,245,675	-
San Sebastian	-	-	-	-	
La Camorra	55,418	0.50	-	-	27,698
Isidora	-	-	-	-	-

Probable Reserves	Tons	Silver (oz/ton)	Gold (oz/ton)	Silver (ounces)	Gold (ounces)
Greens Creek (29.73%)	2,282,574	14.40	0.110	32,913,002	257,101
Lucky Friday	732,920	13.50	-	9,890,120	-
San Sebastian	-	-	-	-	-
La Camorra	29,228	0.53	-	-	15,368
Isidora	351,288	0.88	-	-	307,400

2007 Proven Reserves	Tons	Silver (oz/ton)	Gold (oz/ton)	Silver (ounces)	Gold (ounces)
Greens Creek (29.73%)	-	-	-	-	-
Lucky Friday	760,700	12.30	-	9,324,800	-
San Sebastian	-	-	-	-	-
La Camorra	-	-	-	-	-
Isidora	77,500	1.08	-	-	84,000

Probable Reserves	Tons	Silver (oz/ton)	Gold (oz/ton)	Silver (ounces)	Gold (ounces)
Greens Creek (29.73%)	2,513,700	13.70	0.110	34,497,800	270,000
Lucky Friday	680,000	11.90	-	8,065,200	-
San Sebastian	-	-	-	-	-
La Camorra	-	-	-	-	-
Isidora	120,300	0.84	-	-	101,100



Appendix 2

Historical Reserves 2008 - 2012

2008	Tons	Silver (oz/ton)	Gold (oz/ton)	Silver (ounces)	Gold (ounces)
Proven Reserves					
Greens Creek	-	-	-	-	-
Lucky Friday	1,270,000	12.40	-	15,800,800	-
Probable Reserves					
Greens Creek	8,064,700	13.70	0.108	110,583,200	870,100
Lucky Friday	523,400	11.60	-	6,046,800	-
2009 Proven Reserves					
Greens Creek	-	-	-	-	-
Lucky Friday	1,358,200	12.30	-	16,640,300	-
Probable Reserves					
Greens Creek	8,314,700	12.10	0.102	100,973,300	847,400
Lucky Friday	1,577,000	13.90	-	21,947,600	-
2010 Proven Reserves					
Greens Creek	-	-	-	-	-
Lucky Friday	1,642,100	12.40	-	20,387,600	-
Probable Reserves					
Greens Creek	8,243,100	12.10	0.092	99,730,000	757,000
Lucky Friday	1,545,100	14.20	-	21,955,000	-
2011 Proven Reserves					
Greens Creek	-	-	-	-	-
Lucky Friday	2,345,500	12.60	-	29,573,900	-
Probable Reserves					
Greens Creek	7,991,000	12.30	0.093	98,383,300	742,400
Lucky Friday	1,345,300	14.70	-	19,746,200	-
2012 Proven Reserves					
Greens Creek	12,000	9.30	0.095	112,500	1,100
Lucky Friday	2,206,600	12.10	-	26,778,900	-
Probable Reserves					
Greens Creek	7,845,600	12.00	0.092	94,481,200	718,400
Lucky Friday	1,931,700	14.80	-	28,676,000	-

Appendix 2

Casa Berardi Historical Reserves 2006 - 2012

	Reserve Class	Tonnage ton	Au oz/ton	Au oz
2006	Probable	686,000	0.31	213,000
2006	Probable	4,510,000	0.21	956,000
2006	Proven + Probable	5,195,000	0.23	1,169,000
2007	Probable	1,081,000	0.23	252,000
2007	Probable	2,321,000	0.29	666,000
2007	Proven + Probable	3,403,000	0.27	918,000
2008	Probable	1,419,000	0.20	285,900
2008	Probable	2,811,000	0.24	670,100
2008	Proven + Probable	4,228,000	0.23	956,000
2009	Probable	2,834,000	0.22	627,800
2009	Probable	2,052,000	0.19	382,000
2009	Proven + Probable	4,886,000	0.21	1,010,000
2010	Probable	2,503,000	0.22	552,400
2010	Probable	6,154,000	0.15	904,100
2010	Proven + Probable	8,657,000	0.17	1,457,000
2011	Probable	1,386,000	0.18	251,100
2011	Probable	7,964,000	0.15	1,207,500
2011	Proven + Probable	9,349,000	0.16	1,459,000
2012	Probable	1,099,000	0.17	192,200
2012	Probable	7,952,000	0.16	1,269,200
2012	Proven + Probable	9,051,000	0.16	1,461,400

Tonnage rounded to nearest 1000; contained Au ounces rounded to nearest 100. Totals may not represent the sum of the parts due to rounding.

Appendix 3

Gold: Physical vs. Financial

EAST	vs.	WEST


1,200
1,000
800
600
400
200
-
Gold Tonnes
Net Imports (China)
3467%
2009
2010
2011
2012
2013

Source: Bloomberg, 2013 data until 11/30/2013


2,500
2,000
1,500
1,000
500
Gold ETF Holdings
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14

Source: Bloomberg

Chinese demand: ↑ 37% in the first nine months of 2013[1]

Indian demand: ↑ 12% in the first nine months of 2013[1]

Combined population: 2.6 billion

Gold ETF's: ↓ -697 tonnes in the first nine months of 2013[1]

Number of ETF's: 19[2]

US population: 317 million

1. Source: World Gold Council
2. Includes: Gold Bullion Securities (London & Australia) , SPDR® Gold Shares (formerly streetTRACKS Gold Shares), NewGold Gold Debentures, iShares Comex Gold Trust, ZKB Gold ETF, GOLDIST, ETF Securities Physical Gold, ETF Securities (Tokyo), ETF Securities (NYSE), XETRA-GOLD, Julius Baer Physical Gold, Central Fund of Canada and Central Gold Trust, Swiss Gold, iShares Gold Bullion Fund, Sprott Physical Gold Trust, ETF Securities Glitter, Mitsubishi Physical Gold ETF, CS ETF II and Dubai Gold Securities.

Appendix 3

Gold Fundamentals



2,000
1,500
1,000
500
-
(500)
(1,000)
Gold Tonnes
Q1 - Q3 2012
Q1 - Q3 2013
Jewelry
Technology
Physical bar demand
Official coin
Medals
ETF's & similar products
Central bank net purchases

- **Jewelry consumption:** Up 20% in the first nine months of 2013 versus 2012
  - Driven by high demand in South East Asia, China and India
- **Chinese consumer demand:** Up 37% in the first nine months of 2013 versus 2012
- **Indian consumer demand:** Up 12% in the first nine months of 2013 versus 2012 - has been dampened by government regulations
- **Central banks:** Net buyers (slower rate than 2012)
- **Overall demand:** Down 12%, mainly due to the large outflow from ETF's (outflow of 697 tonnes as of September 30, 2013 versus in flow of 191 tonnes in 2012)

Source: World Gold Council
Total demand for Q1-Q3 2013 = 2,805 tonnes

Appendix 3

Silver Fundamentals - 2013E vs. 2012


700
600
500
400
300
200
100
-
Silver - Million oz
2012
2013E
Jewelry & Silverware
Modern
Coins & Medals
ETFs
Other Investment
Photographic


80
70
60
50
40
30
20
10
0
High/Low: 67/32
Average: 53
Current: 62
Gold/Silver Ratio
3-Jan-11
3-Jan-12
3-Jan-13
3-Jan-14

- **Coinage demand:** Up 19% over 2012; the USA, China, and Canada saw the largest increases
- **Jewelry & silverware demand:** Up 6% over 2013 - driven by China, India and the USA
- **Indian demand:** Physical silver increased significantly due to strict gold import restrictions
- **ETFs net inflow:** 15 Moz in 2013**,** lower than 2012
- **Overall investment demand** (inclusive of ETF additions): Higher in 2013 vs. 2012
- **Fabrication demand** (excluding coins): Declined 1% - increases in jewelry, silverware and modern demand offset by falling photographic demand

Source: GFMS Silver Survey, Bloomberg
Total demand for 2013E = 1,039 Million oz of silver

Appendix 3

Mine Production is Key to Silver Supply


Silver Production (mm oz)
1200
1000
800
600
400
200
0
Producer Hedging
Implied Net Disinvestment
Net Government Sales
Old Silver Scrap
Mine Production
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
1992 – 2012 Increase
70%
60%

Source - GFMS

Appendix 3

Increasing Share of Modern Demand

- Modern demand increased from 260 mm oz in 1992 to 465 mm oz in 2012, an increase of 80%, and an annualized increase of 3.0%


5%
36%
30%
Modern
29%
1992
16%
46%
9%
Modern
23%
6%
2012
Modern
Investment
Jewelry & Silverware
Photography
Coins & Medals

Source - GFMS

Appendix 3

Silver Consumption per Capita Increases

Increasing Silver Consumption Per Person in China and India


0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
Silver Ounce Per Capita
Germany
Japan
United States
South Korea
India
China
10,000
30,000
50,000
70,000
1990 GDP Per Capita (2000 US$)


0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
Silver Ounce Per Capita
South Korea
Japan
United States
Germany
China
India
10,000
30,000
50,000
70,000
2010 GDP Per Capita (2000 US$)

Source – World Bank, GFMS 2011

Size of bubbles indicate relative consumption per person

Appendix 3

Modern Silver Demand Increases with Increasing Income



India
China
World Average Income per Capita
Brazil, Russia
United States
Distribution of Population
30%
25%
20%
15%
10%
5%
0%
2010 Silver Consumption per Capita (oz)
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
$18,000
$20,000
$22,000
$24,000
$26,000
$28,000
$30,000
$32,000
$34,000
$36,000
$38,000
$40,000
$42,000
$44,000
$46,000
$48,000
$50000+
2010 GDP Per Capita
% of World Population
Silver Consumption Per Person

Appendix 4

Zinc Supply - Mining

- Forecasted mine production vs. forecasted market demand
- Demand is expected to exceed mine production around 2018



Possible Mine Life Extensions
Probable B Projects
Probable A Projects
Base Case Production Capability
Requirement for Zinc Mine Production
kt Zn
22000
17000
12000
7000
2000
1988 1991 1994 1997 2000 2003 2006 2009 2012 2015 2018 2021 2024 2027 2030
Source Wood Mackenzie

Major Mine Shutdowns

Mine	Annual Capacity (MT)
Perseverance	115K
Brunswick	240K
Century	510K
Lisheen	175K

Source: Wood Mackenzie June 2013

Appendix 4

Zinc Supply - US Production

- Greens Creek is the 3rd largest zinc producer in the US

% of USA Zinc Production 2012


Doe Run
4.00%
Gordonsville
6.62%
Greens Creek
8.04%
East Tennessee Mines
8.41%
Red Dog
72.94%

Comparison of 2012 Zinc Production


Zinc Production (thousands tonnes)
0
20
40
60
80
100
120
140
122
80
58
Lundin
Hudbay
Hecla

Source: Wood Mackenzie 2013